SOLIGENIX

… Rising to the Challenges of Rare Disease Treatment

OTC QB: SNGX

Forward-Looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products and product candidates and their development, regulatory approvals, ability to commercialize our products and product candidates and attract collaborators, reimbursement for our product candidates, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, our ability to obtain and maintain intellectual property protection for our product candidates and their development, competing therapies, and future results of current and anticipated products and product candidates, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, many of which are disclosed in detail in our reports and other documents filed with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publically update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Soligenix, Inc. internal estimates and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates.

Company Highlights

- **Diversified product portfolio in advanced development, targeting rare disease indications in inflammation, oncology and biodefense with $200M+ markets worldwide**
  - Phase 3 clinical program for the treatment of cutaneous T-cell lymphoma (SGX301)
    - Orphan drug and fast track designations
    - Pivotal study actively enrolling patients with ***results second half 2016***
  - Phase 3 clinical program for the treatment of pediatric Crohn's disease (SGX203)
    - Orphan drug and fast track designations
    - Pivotal study to begin first half 2016 with ***results second half 2017***
  - Phase 2 clinical program for the treatment of oral mucositis in head & neck cancer (SGX942)
    - Fast track designation
    - Study enrollment complete with ***positive preliminary results***
- **Five development candidates supported in whole or in part by government funding**
- **Robust news flow potential over next 12-24 months across eight development programs**
- **Collaborations established with biotech, academia and government agencies**
- **Up to $57M in non-dilutive contract/grant funding provided by the government, including**
  - NIAID contract award of up to $24.7M supporting the development of RiVax™ for pre-exposure to ricin toxin
  - BARDA and NIAID contract awards of up to $26.3M and $6.4M, respectively, supporting the development of OrbeShield® for gastrointestinal acute radiation syndrome

Rare Disease Pipeline

BioTherapeutics

Product Candidates	Preclinical	Phase 1	Phase 2	Phase 3	Market
SGX301 Cutaneous T-Cell Lymphoma (CTCL)	ORPHAN & FAST TRACK DESIGNATIONS			Ph. 3 data 2H 2016*	
SGX203 Pediatric Crohn's Disease**	ORPHAN & FAST TRACK DESIGNATIONS			Ph. 3 data 2H 2017*	
SGX942 Oral Mucositis in Head & Neck Cancer	FAST TRACK DESIGNATION			Positive preliminary Ph. 2 data	
SGX201 Radiation Enteritis**	FAST TRACK DESIGNATION		Ph. 2b data 1H 2018*		

Vaccines / BioDefense**

Product Candidates *(FDA Animal Rule)*	Proof-of-Concept	Animal	Phase 1	Phase 2/3	Market
ThermoVax® (*TVax*) Heat Stabilization Technology for Vaccines	VACCINE PLATFORM	Ebola Vaccine Collaboration: data 1H 2016*			
RiVax™ + *TVax* – Heat Stable Vaccine Ricin Toxin Pre-Exposure	ORPHAN DESIGNATION			NIAID Contract Award of up to $24.7M	
OrbeShield® – Therapeutic GI Acute Radiation Syndrome (GI ARS)	ORPHAN & FAST TRACK			BARDA and NIAID Contract Awards of up to $32M collectively	
SGX943 – Therapeutic Melioidosis		NIH Small Business Grant Award of $300,000			

Denotes funding in whole or in part by NIH, BARDA and/or FDA

*Anticipated event and timing **Potential value drivers dependent on continued government funding and/or other funding sources

Multiple Potential Value Drivers

	2015	2016		2017	
SGX301	Ph. 3 study initiated in CTCL		2H: Ph. 3 data in CTCL		2H: NDA submission CTCL
SGX942	Positive Ph. 2 data in Oral Mucositis		2H: FDA clearance Ph. 2/3 protocol	1H: Ph. 2/3 start in Oral Mucositis	
SGX203*	FDA clearance Ph. 3 study	1H: Ph. 3 start in Pediatric Crohn's			2H: Ph. 3 data in Pediatric Crohn's
SGX201*				1H: Ph. 2b start in Radiation Enteritis	
ThermoVax® *	Ebola vaccine collaboration	1H: Ebola vaccine data			
RiVax™*	NIAID contract option award	1H: Preclinical animal data	2H: Ph. 1/2 human safety study start	1H: Ph. 1/2 human safety data	
OrbeShield® *	NIAID contract option award	1H: Preclinical animal data		1H: Preclinical animal data	

** Potential value drivers dependent on continued government funding and/or other funding sources*

Significant WW Market Potential


$ Millions
500
450
400
350
300
250
200
150
100
50
0
$500+
$250
$200
$300
$200
$450
SGX942 Oral Mucositis
SGX301 Cutaneous T-Cell Lymphoma
SGX203 Pediatric Crohn's Disease
SGX201 Acute Radiation Enteritis
RiVax™ Ricin Vaccine
OrbeShield® GI Acute Radiation Syndrome

Assumptions(1)

Oral Mucositis in Head and Neck Cancer
- 90,000 Patients US
- 90,000 Patients EU

Cutaneous T-Cell Lymphoma
- 20,000 Patients US
- 20,000 Patients EU

Pediatric Crohn's Disease
- 80,000 Patients US
- 80,000 Patients EU

Acute Radiation Enteritis in Colorectal Cancer
- 50,000 Patients US
- 50,000 Patients EU

RiVax™ Ricin Vaccine
- Assumes 3 year procurement order of $200 million

OrbeShield® GI ARS
- Assumes 3 year procurement order of $450 million

(1) Supporting data on file

SOLIGENIX

Experienced Management and Board of Directors

Christopher J. Schaber, PhD, President & CEO
- 26 years of experience
- Discovery Laboratories (COO)
- Acute Therapeutics (Co-Founder)
- Ohmeda Pharmaceuticals
- The Liposome Company
- Wyeth Ayerst

Richard Straube, MD, Chief Medical Officer
- 30 years of experience
- Stealth Peptides Inc.
- INO Therapeutics
- Ohmeda Pharmaceuticals
- Centocor

Oreola Donini, PhD, Chief Scientific Officer
- 15 years of experience
- Inimex Pharmaceuticals
- ESSA Pharma, Inc
- Kinetek Pharmaceuticals

Rasappa Arumugham, PhD, VP, Biopharm Development
- 25 years of experience
- Merck
- Pfizer
- Wyeth

Joseph Warusz, CPA, MBA, VP & Acting Chief Financial Officer
- 30 years of experience
- Amicus Therapeutics
- Bristol-Myers Squibb
- Peat Marwick

Keith Brownlie, CPA
- 35 years of experience
- Ernst & Young

Marco Brughera, DVM
- 30 years of experience
- Sigma-Tau SpA (Global Head, Rare Disease Franchise)
- Pfizer
- Pharmacia

Gregg Lapointe, CPA, MBA
- 20 years of experience
- Cerium Pharmaceuticals (CEO)
- Sigma-Tau Pharmaceuticals
- AstenJohnson
- Price Waterhouse Coopers

Robert Rubin, MD
- 36 years of experience
- The Lewin Group
- Georgetown School of Medicine
- Former Assistant Surgeon General of the United States

Jerome Zeldis, MD, PhD
- 33 years of experience
- Celgene Corporation (CMO)
- Sandoz
- Janssen Research Institute

BioTherapeutics



Targeted Approach to Treating Oncology & Inflammation



BioTherapeutics Business Segment

Commercial targets – unmet medical needs in oncology and inflammation


Soligenix BioTherapeutics Segment
Oncology and Oncology Supportive Care
Autoimmune (GI Inflammation)
SGX301 (Synthetic Hypericin)
SGX942 (Dusquetide)
SGX201 (Beclomethasone 17,21-Dipropionate)
SGX203 (Beclomethasone 17,21-Dipropionate)
Cutaneous T-Cell Lymphoma
Oral Mucositis in Head and Neck Cancer
Acute Radiation Enteritis
Pediatric Crohn's Disease

Cutaneous T-Cell Lymphoma – Disease Overview






Atypical T-cells in dermis

- Cutaneous T-cell lymphoma (CTCL)
  - Rare class of Non-Hodgkin's Lymphoma (NHL)
  - Malignant T-cells migrate to the skin
  - Cancer forms patches or lesions
- CTCL affects over 40,000 NHL patients worldwide; currently no cure
- Two main subtypes of CTCL
  - Mycosis fungoides (MF) - Early-stage (most common), 88% 5-year survival
  - Sézary syndrome (SS) - Advanced-stage, 24% 5-year survival
- **No approved front-line therapy** for early stage (I-IIA) CTCL (~95% of CTCL patients); ***unmet medical need***

SOLIGENIX

SGX301 – Synthetic Hypericin

SGX301 is a first-in-class, topical drug applied to CTCL skin lesions followed by activation with safe, visible, fluorescent light to kill malignant T-cells

Market Opportunity	➢ Affects over 40,000 patients annually worldwide ➢ No approved front-line therapy for early stage (I-IIA) CTCL (~95% of CTCL patients); unmet medical need ➢ Most common (unapproved) therapy used for early-stage disease is Psoralen given with ultraviolet A (UVA) light, referred to as PUVA ➢ PUVA contains **Black Box** warning for potential malignancies (melanoma) due to psoralen being mutagenic and light source (UVA) being carcinogenic
Development Status	➢ FDA Orphan Drug and Fast Track designations granted ➢ Phase 1 study demonstrated safety and tolerability ➢ Phase 2 double-blind, placebo-controlled, multi-center study demonstrated statistically significant ($p \leq 0.04$) response ➢ Pivotal Phase 3 trial *actively enrolling* ~120 subjects ➢ **Results expected 2H 2016**

SGX301 – Phase 2 Response Rate

CTCL Patch Pre-Therapy



Hypericin Therapy Using Visible Light



CTCL Patch Post -Therapy



Summary of CTCL Lesion Responses to Synthetic Hypericin Ointment Following Six Weeks of Treatment

	Responders/Total	Percent Responders
Hypericin Responders	7/12	58.3%
Placebo Responder	1/12	8.3%

Note: No serious adverse events other than mild phototoxicity at treated site

Data Source: Journal American Academy Dermatology, Vol 63, Number 6, 2010

Oral Mucositis – Disease Overview





Radiation
Inflammation causes worsening damage
Epithelium
Sub-Mucosa
Chemotherapy
Secondary infection
Ref: S. Sonis 2004

- Oral mucositis (OM)
  - Multi-factorial disease linked to a dysregulation of the innate immune system
- OM affects over 180,000 head and neck (H&N) cancer patients worldwide
- Debilitating side effect of cancer chemotherapy and / or radiotherapy
  - Triggering inflammatory cascade
  - Massive ulceration of the mouth, tongue, soft palate and oropharynx
- Results in:
  - Severe pain causing an inability to eat or even drink
  - Reduced cancer treatment tolerance
  - Significant increases in resource use and cost of care
- **No approved** drug for OM in head and neck cancer; ***unmet medical need***

SGX942 – Innate Defense Regulator

SGX942 (dusquetide) is a first-in-class, injectable drug, called an Innate Defense Regulator (IDR), that modulates the body's innate immune system to reduce inflammation

Market Opportunity	➢ OM affects over 180,000 H&N cancer patients worldwide ➢ No approved drug for OM in H&N cancer; unmet medical need ➢ Only approved drug for OM is palifermin in transplantation; contra-indicated for patients with solid tumors like H&N cancer ➢ Exclusive commercial collaboration with SciClone in China

Development Status	➢ FDA Fast Track designation granted
	➢ Robust data demonstrating effectiveness in multiple animal models of bacterial infection and mucosal damage, including OM
	➢ Phase 1 study in 84 healthy volunteers demonstrated safety
	➢ Phase 2 double-blind, dose-ranging, placebo-controlled proof-of-concept study in 111 H&N cancer patients with OM
	  ○ **Positive data: 50% reduction in duration of severe OM**
	  ○ Identified best dose, endpoint and patient population for follow-on pivotal trial(s)
	➢ Phase 2/3 protocol targeted to receive FDA clearance 2H 2016
	➢ Long term follow-up continuing with final safety results 4Q 2016

SGX942 – Preliminary Oral Mucositis Results

- **Phase 2 exploratory clinical study**
  - Enrolled H&N cancer patients receiving at least 55 Gy radiation and either weekly (30-40mg/m^2) or every 3rd week (80-100mg/m^2) chemotherapy
  - Dose escalating: Placebo, 1.5, 3.0 and 6.0 mg/kg administered twice weekly
  - Key efficacy endpoints: incidence and/or duration of severe OM
- **Achieved all study objectives**
  - ✓ **Assessed safety in a sick patient population**
    - SGX942 safe and well tolerated
  - ✓ **Determined that preclinical biology translates to human setting**
    - Decreased duration, decreased infection rate and potential tumor effect all consistent with preclinical biology
  - ✓ **Identified most appropriate clinical endpoint**
    - Duration of severe OM
  - ✓ **Determined best dose of SGX942**
    - 1.5 mg/kg
  - ✓ **Determined clinical effect size of SGX942**
    - 50% decrease in duration; consistent with 46-53% reduction in animal models
  - ✓ **Characterized patient population**
    - Strongest SGX942 response in patients receiving most aggressive chemotherapy

SGX942 – Preliminary Oral Mucositis Results

- **Clinically Meaningful Results**
  - 50% decrease in duration of severe OM overall with 67% decrease in patients receiving aggressive chemotherapy (80-100 mg/m^2)
    - Consistent with decreased incidence and delay in mean onset of severe OM
  - Increased incidence in tumor "complete response" at 1 month follow-up visit (47% in placebo vs 63% in SGX942)
  - Reduced infection rates
  - Results consistent with preclinical data



Duration of Severe Oral Mucositis
p=0.099
Duration WHO≥3 Median ± 95%CI (Days)
60
40
20
0
18 days
9 days
Placebo
SGX942 1.5mg/kg
N=38
N=36
Duration of Severe Oral Mucositis
Aggressive Chemotherapy
p=0.040
Duration WHO≥3 Median ± 95%CI (Days)
60
40
20
0
30 days
10 days
Placebo
SGX942 1.5mg/kg
N=22
N=24

SOLIGENIX

Pediatric Crohn's Disease – Disease Overview


Normal mucosa under endoscopy

- Pediatric Crohn's disease
  - Chronic inflammatory disorder of the gastrointestinal (GI) tract
  - Diarrhea, rectal bleeding and abdominal pain
- Resulting in growth failure, malnutrition, pubertal delay and bone demineralization
- Over 160,000 children/adolescents with Crohn's disease worldwide
- Location of disease
  - Adult predominantly lower GI tract
  - 50% of children have involvement in the upper GI tract
- **No approved** drug for *mild-to-moderate* pediatric Crohn's disease in the US; ***unmet medical need***

SOLIGENIX

SGX203 – Beclomethasone Dipropionate

SGX203 is a proprietary oral formulation of immediate and delayed release beclomethasone 17,21-dipropionate (BDP) tablets to treat GI inflammation with less toxicity than the current standard systemic steroid therapy

Market Opportunity

- 160,000 children/adolescents with Crohn's disease worldwide – *50% have inflammation of upper GI*
- No approved drug for mild-to-moderate; unmet medical need
- Currently unapproved systemic steroids used front-line cause adrenal suppression, growth impairment, bone demineralization
- Oral BPD delivers high GI steroid effects with minimal (~35%) systemic side effects
- Remicade and Humira only approved products in Pediatric Crohn's in US – generally used after steroids fail
- Both contain **Black Box** warning for increased risk of infection and potential malignancy (T cell lymphoma)

Development Status

- FDA Orphan Drug and Fast Track designations granted
- Active ingredient BDP FDA approved for over 40 years in other delivery forms (e.g., aerosol) to treat diseases such as asthma
- ~350 subjects treated with oral BDP to date in multiple trials
- Pivotal Phase 3 adaptive trial in ~150 subjects targeted 1H 2016
- **Results expected 2H 2017**

Vaccine/BioDefense



Addressing Critical Concerns for Industry and Government



Vaccine/BioDefense Business Segment



Soligenix Vaccine / BioDefense Segment*
ThermoVax® Vaccine Heat Stabilization Platform
Infectious Disease: HPV and Ebola Vaccines
BioDefense: RiVax™ Ricin Vaccine
OrbeShield® (Oral BDP Therapeutic)
Gastrointestinal Acute Radiation Syndrome (GI ARS)
SGX943 (Dusquetide Therapeutic)
Melioidosis

**** Funded by Government***

ThermoVax® – Vaccine Thermostability Platform

ThermoVax® is a proprietary freeze-drying process that enables vaccines to be stored without refrigeration

Demonstrated retained efficacy up to 1 year at 40ºC (104ºF)



% Immunogenicity
100
50
0
40°C ThermoVax
40°C Original
0
7
30
90
180
270
360
Stability Day

Positive results:

- Ricin vaccine
- Anthrax vaccine
- HPV vaccine

Market Opportunity

- WHO reports about 50% of all vaccine doses globally are wasted due to excursions from required cold chain temperature ranges
- DHHS reports vulnerabilities in pediatric vaccine programs due to undetected cold chain variations
- Elimination of cold chain costs would significantly increase profit potential of vaccines, especially in third-world/emerging markets

Development Status

- Continue development under $24.7M NIAID contract for RiVax™
- Conduct POC feasibility studies with other adjuvanted vaccines including secondary adjuvants and/or multivalent combinations
- Initiated feasibility assessment of Ebola vaccine development

SOLIGENIX

RiVax™ – Ricin Toxin Vaccine

Heat-stable ricin vaccine provided 100% protection in a non-human primate aerosol challenge model (right)

Demonstrated safety in Phase 1 studies



100
75
50
25
0
% Survival
*Late death not directly attributed to ricin intoxication
Vaccine (N=12)
Sham (N=6)
p<0.0001
0
5
10
15
Days Post-Intoxication

Market Opportunity

- Ricin toxin vaccine of rising interest to US due to recent terrorist threats and ease of castor bean procurement and production
- Government has placed priority on development activities
- Potential to be first approved ricin toxin vaccine

Development Status

- FDA Orphan Drug designation granted
- Development agreement with Emergent BioSolutions for manufacturing
- NIAID contract award of up to **$24.7M over 6 years**

OrbeShield® for GI Acute Radiation Syndrome

***Two-tablet BDP system also efficacious** in animal models of gastrointestinal acute radiation syndrome (GI ARS)*

Preliminary proof of concept data in canine model of GI ARS (right)



100
75
50
25
0
% Survival
BDP (N=6)
Placebo (N=4)
p<0.05
0
5
10
15
Study Day

Market Opportunity

- Oral BDP is a "re-purposed" drug, of particular importance to BARDA
- Category A countermeasures against radiation exposure of interest to US / World governments
- Over $600M spent to date on therapeutics against radiation injury

Development Status

- FDA Orphan Drug and Fast Track designations granted
- BARDA contract award of up to **$26.3M over 5 years**
- NIAID contract award of up to **$6.4M over 3 years**

Investment Highlights

- **Diversified product portfolio in advanced development, targeting rare disease indications in inflammation, oncology and biodefense with $200M+ markets worldwide**
  - Phase 3 clinical program for the treatment of cutaneous T-cell lymphoma (SGX301)
    - Orphan drug and fast track designations
    - Pivotal study actively enrolling patients with ***results second half 2016***
  - Phase 3 clinical program for the treatment of pediatric Crohn's disease (SGX203)
    - Orphan drug and fast track designations
    - Pivotal study to begin first half 2016 with ***results second half 2017***
  - Phase 2 clinical program for the treatment of oral mucositis in head & neck cancer (SGX942)
    - Fast track designation
    - Study enrollment complete with ***positive preliminary results***
- **Five development candidates supported in whole or in part by government funding**
- **Robust news flow potential over next 12-24 months across eight development programs**
- **Collaborations established with biotech, academia and government agencies**
- **Up to $57M in non-dilutive contract/grant funding provided by the government, including**
  - NIAID contract award of up to $24.7M supporting the development of RiVax™ for pre-exposure to ricin toxin
  - BARDA and NIAID contract awards of up to $26.3M and $6.4M, respectively, supporting the development of OrbeShield® for gastrointestinal acute radiation syndrome

Rising to the Challenges of Rare Disease Treatment



THANK YOU

www.soligenix.com